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                                                  JANUARY 23, 1997 SUPPLEMENT TO
                                                PROSPECTUS DATED OCTOBER 1, 1996


                                  GOLD TRACK


THE FOLLOWING INFORMATION SUPPLEMENTS THE PROSPECTUS DATED OCTOBER 1, 1996 FOR THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES.


THE CONTRACTS

NONQUALIFED/UNFUNDED DEFERRED COMPENSATION PLANS
The Contract may also be issued for nonqualified and unfunded deferred compensation plans which do not qualify for special tax treatment under the Internal Revenue Code. Under such Contract, the entity sponsoring the nonqualified deferred compensation plan will be the Contract Owner and will possess all rights under the Contract. Participants in the deferred compensation plan will not have any rights under, or beneficial interests in, the Contract.

The Contract Owner may, therefore, make all elections under the Contract and is entitled to receive all benefit payments under the Contract. The Contract Owner may direct Travelers to make certain benefit payments directly to Participants or their beneficiaries. The Contract Owner also has all rights to determine the investment of the amounts held under the Contract among the various Funding Options; provided, however, that in its sole discretion, the Contract Owner may elect to follow the directions of the Participants as to the investment of the amounts held under the Contract. Any such direction by the Contract Owner to Travelers to make any benefit payments to Participants or their beneficiaries, and/or any election by the Company to follow the direction of Participants as to the investment among the Funding Options may be revoked or amended by the Contract owner at its sole discretion.


FEDERAL TAX CONSIDERATIONS

        Nonqualified annuity contracts are taxed under Section 72 of the Internal Revenue Code. Increases in the value of a nonqualified annuity contract issued to an individual or for the beneficial ownership of an individual are generally deferred from tax until distribution. However, if a nonqualified annuity is owned by other than an individual (e.g., by a corporation), the increases in value are includible in income annually. Since the Contract Owner of any Contract issued in connection with a nonqualified/unfunded deferred compensation plan will be the company sponsoring the plan, and the individual participants will have no direct or indirect ownership or beneficial interest in the Contract, the Contract Owner will be taxed annually on the increase in value.


L-XXXXX                                                                     1/97